Exelixis, Inc.
2000 Employee Stock Purchase Plan

Adopted by Board of Directors: January 27, 2000
Approved by Stockholders: March 15, 2000
Amended by Board of Directors: January 28, 2005
Amendment Approved by Stockholders: April 22, 2005
Amended by Board of Directors: February 26, 2009
Amendment Approved by Stockholders: May 13, 2009
Amended by Compensation Committee: February 11, 2016
Amendment Approved by Stockholders: May 25, 2016
Amended by Board of Directors: March 29, 2024
Amendment Approved by Stockholders: May 30, 2024
Termination Date: None

1.Purpose.
(a)The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain designated Affiliates may be given an opportunity to purchase Shares of the Company.
(b)The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.
(c)The Company intends that the Rights to purchase Shares granted under the Plan be considered options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
2.Definitions.
(a)“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
(b)“Board” means the Board of Directors of the Company.
(c)“Code” means the United States Internal Revenue Code of 1986, as amended.
(d)“Committee” means a Committee appointed by the Board in accordance with Section 3(c) of the Plan.
(e)“Company” means Exelixis, Inc., a Delaware corporation.

(f)“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Right. A Participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.
(g)“Director” means a member of the Board.
(h)“Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
(i)“Employee” means any person, including Officers and Directors, employed by the Company or an Affiliate of the Company. Neither service as a Director nor payment of a director’s fee shall be sufficient to constitute “employment” by the Company or the Affiliate.
(j)“Employee Stock Purchase Plan” means a plan that grants rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.
(k)“Entity” means a corporation, partnership, limited liability company or other entity that is not a natural person.
(l)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(m)“Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of May 30, 2024, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(n)“Fair Market Value” means the value of a security, as of any date, determined as follows:
(i)If the security is listed on any established stock exchange or traded on any established market, then except as otherwise provided by the Board, the Fair Market Value of the security shall be the closing sales price for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the security) on the trading day immediately prior to the relevant determination date, as reported in a source the Board deems reliable.
(ii)In the absence of such exchange or market for the security, the Fair Market Value shall be determined by the Board in good faith in compliance with applicable laws and in a manner that complies with Section 409A of the Code.
(o)“Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(p)“Offering” means the grant of Rights to purchase Shares under the Plan to Eligible Employees.
(q)“Offering Date” means a date selected by the Board for an Offering to commence.
(r)“Officer” means a person who is an officer of the Company or an Affiliate within the meaning of Section 16 of the Exchange Act.
(s)“Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(t)“Participant” means an Eligible Employee who holds an outstanding Right granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Right granted under the Plan.
(u)“Plan” means this Exelixis, Inc. 2000 Employee Stock Purchase Plan, as amended from time to time.
(v)“Purchase Date” means one or more dates established by the Board during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(w)“Right” means an option to purchase Shares granted pursuant to the Plan.

(x)“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.
(y)“Securities Act” means the United States Securities Act of 1933, as amended.
(z)“Share” means a share of the common stock of the Company.
(aa)“Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other Entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).
3.Administration.
(a)The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.
(b)The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)To determine when and how Rights to purchase Shares shall be granted and the provisions of each Offering of such Rights (which need not be identical).
(ii)To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.
(iii)To construe and interpret the Plan and Rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or the Committee), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(iv)To amend, suspend or terminate the Plan as provided in Section 14.
(v)Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(c)The Board may delegate administration of the Plan to a Committee of the Board composed of two (2) or more members, all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Non-Employee Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may at any time divest the Committee of these administration powers (or abolish the Committee entirely, to the extent permitted under appliable laws and rules of the SEC and the applicable stock exchange) and reserve administration of the Plan solely for the Board.
(d)All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
4.Shares Subject to the Plan.
(a)Subject to the provisions of Section 13(a) relating to Capitalization Adjustments, the Shares that may be sold pursuant to Rights granted under the Plan shall not exceed in the aggregate 19,650,000 Shares. If any Right granted under the Plan shall for any reason terminate without having been exercised in full, the Shares not purchased under such Right shall again become available for issuance under the Plan.
(b)The Shares subject to the Plan may be unissued Shares or Shares that have been bought on the open market at prevailing market prices or otherwise.
5.Grant of Rights; Offering.
(a)The Board may from time to time grant or provide for the grant of Rights to purchase Shares of the Company under the Plan to Eligible Employees in an Offering on an Offering Date or Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all Employees granted Rights to purchase Shares under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

(b)If a Participant has more than one Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant will be deemed to apply to all of his or her Rights under the Plan, and (ii) an earlier-granted Right (or a Right with a lower exercise price, if two Rights have identical grant dates) will be exercised to the fullest possible extent before a later-granted Right (or a Right with a higher exercise price if two Rights have identical grant dates) will be exercised.
(c)The Board shall have the discretion to structure an Offering so that if the Fair Market Value of a Share on any Purchase Date during an Offering is less than or equal to the Fair Market Value of a Share on the Offering Date for that Offering, then (i) that Offering shall terminate immediately following the purchase of Shares on such Purchase Date, and (ii) the Participants in such terminated Offering shall be automatically enrolled in a new Offering that begins immediately after such Purchase Date.
6.Eligibility.
(a)Rights may be granted only to Employees of the Company, Employees of an Affiliate of the Company that is incorporated in the U.S., or, as the Board may designate as provided in Section 3(b), to Employees of an Affiliate of the Company that is not incorporated in the U.S.
(i)Except as provided in Section 6(b), an Employee shall not be eligible to be granted Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Affiliate, as the case may be, for such continuous period preceding such grant as the Board may require in the Offering, but in no event shall the required period of continuous employment be equal to or greater than two (2) years.
(ii)The Board may provide in an Offering that Employees whose customary employment is twenty (20) hours or less per week shall not be eligible to participate.
(iii)The Board may provide in an Offering that Employees whose customary employment is for not more than five (5) months in any calendar year shall not be eligible to participate.
(iv)The Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.
(b)The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Right under that Offering, which Right shall thereafter be deemed to be a part of that Offering. Such Right shall have the same characteristics as any Rights originally granted under that Offering, as described herein, except that:

(i)the date on which such Right is granted shall be the “Offering Date” of such Right for all purposes, including determination of the exercise price of such Right;
(ii)the period of the Offering with respect to such Right shall begin on its Offering Date and end coincident with the end of such Offering; and
(iii)the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any Right under that Offering.
(c)No Employee shall be eligible for the grant of any Rights under the Plan if, immediately after any such Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding rights and options shall be treated as stock owned by such Employee.
(d)An Eligible Employee may be granted Rights under the Plan only if such Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.
7.Rights; Purchase Price.
(a)On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted the Right to purchase up to the number of Shares purchasable either:
(i)with a percentage designated by the Board not exceeding fifteen percent (15%) of such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering; or
(ii)with a maximum dollar amount designated by the Board that, as the Board determines for a particular Offering, (1) shall be withheld, in whole or in part, from such Employee’s Earnings (as defined by the Board in each Offering) during the period which begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the

Offering and/or (2) shall be contributed, in whole or in part, by such Employee during such period.
(b)The Board shall establish one or more Purchase Dates during an Offering on which Rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering.
(c)In connection with each Offering made under the Plan, the Board may specify (i) a maximum amount of Shares that may be purchased by any Participant pursuant to such Offering, (ii) a maximum amount of Shares that may be purchased by any Participant on any Purchase Date pursuant to such Offering, (iii) a maximum aggregate amount of Shares that may be purchased by all Participants pursuant to such Offering, and/or (iv) a maximum aggregate amount of Shares that may be purchased by all Participants on any Purchase Date pursuant to such Offering. If the aggregate purchase of Shares issuable upon exercise of Rights granted under the Offering would exceed any such maximum aggregate amount, then, in the absence of any Board action otherwise, the Board shall make a pro rata allocation of the Shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.
(d) The purchase price of Shares acquired pursuant to Rights granted under the Plan shall be not less than the lesser of:
(i)an amount equal to eighty-five percent (85%) of the Fair Market Value of the Shares on the Offering Date; or
(ii)an amount equal to eighty-five percent (85%) of the Fair Market Value of the Shares on the applicable Purchase Date.
8.Participation; Withdrawal; Termination.
(a)An Eligible Employee may become a Participant in the Plan pursuant to an Offering and may elect to authorize payroll deductions as the means of making Contributions by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize Contributions of up to the maximum percentage specified by the Board of such Employee’s Earnings during the Offering (as defined in each Offering). The Contributions made for each Participant shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company, except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such Contributions. To the extent provided in the Offering, a Participant may begin such Contributions on or after the beginning of the Offering. To the extent specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash or check prior to a Purchase Date.

(b)At any time during an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire Shares for the Participant) under the Offering, without interest unless otherwise specified in the Offering, and such Participant’s Right in that Offering shall be automatically terminated. A Participant’s withdrawal from an Offering will have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.
(c)Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating Employee’s employment with the Company or a designated Affiliate for any reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire Shares for the Employee) under the Offering, without interest unless otherwise specified in the Offering.
(d)Rights granted under the Plan shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as provided in Section 15 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such Rights are granted.
(e)Unless otherwise specified in an Offering, the Company will have no obligation to pay interest on Contributions.
9.Exercise.
(a)On each Purchase Date specified therefor in the relevant Offering, each Participant’s accumulated Contributions (without any increase for interest) will be applied to the purchase of Shares up to the maximum amount of Shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional Shares shall be issued upon the exercise of Rights granted under the Plan unless specifically provided for in the Offering.
(b)Unless otherwise specifically provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of Shares and such remaining amount is less than the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of Shares under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount shall be distributed to such Participant after the final Purchase Date without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of Shares is at least equal to the amount required to purchase one Share on the final Purchase Date of an Offering, then such remaining amount shall be distributed in full to such Participant after the final Purchase Date of such Offering without interest.
(c)No Rights granted under the Plan may be exercised to any extent unless the Shares to be issued upon such exercise under the Plan (including Rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Shares are not so registered or the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Shares are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Shares are not so registered or the Plan is not in such compliance, no Rights granted under the Plan or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such Contributions have been used to acquire Shares) shall be distributed to the Participants, without interest unless otherwise specified in the Offering.
10.Covenants of the Company.
The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Rights under the Plan and issue and sell Shares upon exercise of the Rights granted under the Plan. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the grant of Rights under the Plan or the lawful issuance and sale of Shares under the Plan, and at a commercially reasonable cost, the Company shall be relieved from any liability for failure to grant Rights under the Plan and/or to issue and sell Shares upon exercise of such Rights.
11.Use of Proceeds from Shares.
    Proceeds from the sale of Shares pursuant to Rights granted under the Plan shall constitute general funds of the Company.
12.Rights as a Stockholder.
    A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, Shares subject to Rights granted under the Plan unless and until the

Participant’s Shares acquired upon exercise of Rights under the Plan are recorded in the books of the Company.
13.Adjustments upon Changes in Securities; Corporate Transactions.
(a)If any change is made in, or other events occur with respect to, the Shares subject to the Plan or subject to any Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto)) (a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of Shares subject to the Plan pursuant to Section 4(a), and the outstanding Rights and Offerings will be appropriately adjusted in the class(es), number of Shares subject to, purchase price applicable to, and purchase limits of such outstanding Rights and Offerings. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.
(b)In the event of (i) a dissolution or liquidation of the Company, (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a merger, consolidation or similar transaction in which the Company is not the surviving corporation, (iv) a reverse merger, consolidation or similar transaction in which the Company is the surviving corporation but the Shares outstanding immediately preceding the merger, consolidation or similar transaction are converted by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise, or (v) an acquisition by any Exchange Act Person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of members of the Board (each, a “Corporate Transaction”), the Board shall take any one or more of the following actions as to outstanding Rights on such terms as the Board determines in its sole discretion: (1) provide that any surviving or acquiring corporation (or its parent company) shall assume Rights outstanding under the Plan or shall substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, (2) provide that such Rights may continue in full force and effect or the Participants’ accumulated Contributions (exclusive of any accumulated interest which cannot be applied toward the purchase of Shares under the terms of the Offering) may be used to purchase Shares immediately prior to the Corporate Transaction under the ongoing Offering and the Participants’ Rights under the ongoing Offering thereafter terminated, or (3) provide that all outstanding Rights will be cancelled as of a date prior to the effective date of the Corporate Transaction and that all Contributions accumulated during the ongoing Offering (reduced to the extent, if any, such Contributions have been used to acquire Shares) shall be returned to the Participants on such date, without interest unless otherwise required under applicable laws.

14.Amendment, Suspension or Termination of the Plan.
(a)The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements, including any amendment that either (i) materially increases the number of Shares available for issuance under the Plan, (ii) materially expands the class of individuals eligible to become Participants and receive Rights, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which Shares may be purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of awards available for issuance under the Plan, but in each of (i) through (v) above only to the extent stockholder approval is required by applicable law or listing requirements.
(b)The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the Shares subject to the Plan’s reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
(c)Any benefits, privileges, entitlements and obligations under any outstanding Rights granted before an amendment, suspension or termination of the Plan shall not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including, without limitation, any such regulations or other guidance that may be issued or amended after the effective date of the Plan, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Rights without a Participant’s consent if such amendment is necessary to ensure that the Right and/or the Plan complies with the requirements of Section 423 of the Code.
Notwithstanding anything in the Plan or any Offering to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Contributions;

(iv) amend any outstanding Rights or clarify any ambiguities regarding the terms of any Offering to enable the Rights to qualify under and/or comply with Section 423 of the Code; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Rights granted under an Offering as they are part of the initial terms of each Offering and the Rights granted under each Offering.
15.Designation of Beneficiary.
(a)The Company may, but is not obligated to, permit a Participant to file a written designation of a beneficiary who is to receive any Shares and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such Shares and cash. In addition, the Company may, but is not obligated to, permit a Participant to file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary at any time by written notice. Any such designation and/or change must be on a form approved by the Company.
(b)In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.Effective Date of Plan.
    The Plan shall become effective as determined by the Board, but no Rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

17.Miscellaneous Provisions.
(a)The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or an Affiliate, or on the part of the Company or an Affiliate to continue the employment of a Participant.

(b)The provisions of the Plan will be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.